Inventories	9 Months Ended
Oct. 01, 2016
Inventory Disclosure [Abstract]
Inventories
4.	INVENTORIES

The Company’s inventories—consisting mainly of food and other foodservice-related products—are primarily considered finished goods. Inventory costs include the purchase price of the product and freight charges to deliver it to the Company’s warehouses, as well as depreciation and labor related to processing facilities and equipment, and are net of certain cash or non-cash considerations received from vendors. The Company assesses the need for valuation allowances for slow-moving, excess and obsolete inventories by estimating the net recoverable value of such goods based upon inventory category, inventory age, specifically identified items, and overall economic conditions.

The Company records inventories at the lower of cost or market, using the last-in, first-out (“LIFO”) method. The base year values of beginning and ending inventories are determined using the inventory price index computation method. This “links” current costs to original costs in the base year when the Company adopted LIFO. At October 1, 2016, and January 2, 2016, the LIFO balance sheet reserves were $109 million and $134 million, respectively. As a result of net changes in LIFO reserves, Cost of goods sold decreased $25 million and $42 million for the 39-weeks ended October 1, 2016 and September 26, 2015, respectively.